United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-1

(Investment Company Act File Number)

Federated Asset Allocation Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2011

Date of Reporting Period: 11/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	FSTBX
B	FSBBX
C	FSBCX
R*	FSBKX
Institutional	SBFIX

*formerly, Class K Shares

Federated Asset Allocation Fund

(formerly, Federated Stock and Bond Fund)

Fund Established 1934

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

For the fiscal year ended November 30, 2011, the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares produced total returns of 1.62%, 0.80%, 0.90%, 1.23% and 1.99%, respectively, based on net asset value. That compares with a 5.38% return for the Fund's Blended Index and 3.62% for Morningstar's Moderate Allocation Funds Category Average.1 The Fund's Blended Index is composed of 50% of the return of the Russell 3000 Index,2 10% of the return of the MSCI All Country World ex U.S. Index3 and 40% of the return of the Barclays Capital U.S. Universal Index,4 which had total returns of 7.00%, -5.90% and 5.22%, respectively, during the reporting period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return data of the indices.

The following discussion will focus on the performance of the Fund's Institutional Shares.

MARKET OVERVIEW

Domestic Equities

Domestic equities experienced another year of substantial volatility. As markets entered 2011, equity markets responded well to improving economic data and a bipartisan deal on the extension of the Bush tax cuts. This strength was maintained until the second quarter, when a series of external shocks, including surging commodity prices and inventory disruptions due to the Japanese tsunami/earthquake/nuclear disaster began to hit the manufacturing sector. This loss of momentum was compounded by renewed fears regarding European sovereign debt and a damaging showdown over the debt ceiling in the United States, which eventually led to a downgrade of U.S. sovereign debt by Standard & Poor's. The negative sentiment caused by these headlines eventually filtered down into the real economy in the third quarter, as economic data began to soften, renewing fears of a double-dip recession. As the summer turned to fall, however, more decisive action out of European policy makers, the announcement of “Operation Twist” by the Federal Reserve and continued stabilization of hard economic data in the United States helped markets to recover, finishing the period with a total return of 7.38%, as measured by the Russell 1000 Index5 (Russell 1000). Nine out of ten sectors in the Russell 1000 Index posted positive returns. The three best performing sectors were: Utilities, up 19.1%; Consumer Staples, up 16.0%; and Energy, up 14.6%. The three worst sectors were Financials, down 8.3%; Materials, up 2.4%; and Industrials, up 5.2%.

Annual Shareholder Report

International Equities

While world markets generally followed a similar pattern as the United States, the severity of the mid-year downturn was much sharper outside the United States. Serious concerns over sovereign debt in Europe, the natural disaster in Japan and a slowing Chinese economy all weighed on international markets. For the reporting period, the MSCI All Country World ex U.S. Index returned -5.90%, representing significant underperformance relative to the United States.

Within the international markets, performance varied significantly between emerging and developed countries.6 Emerging markets, as measured by the MSCI Emerging Markets Index,7 were hardest hit, falling 11.54% for the reporting period. International developed markets, as measured by the MSCI EAFE Index,8 fared better, but were also down 4.12%.

On the currency front, the U.S. dollar fell 7.3% against the yen, 3.4% against the euro and 1.0% against the pound sterling.

Interest Rates

Interest rates moved lower over the 12-month reporting period. Long-term maturity yields fell the most, 70-110 basis points, while the short and intermediate maturities fell 15-50 basis points. As a result, the yield curve flattened considerably over the reporting period. The Euro debt and banking crisis that started over the summer and persisted over the remainder of the year sparked a huge flight to quality in the United States as investors became concerned that the contagion could spread to the U.S. economy. Another major influence that caused long-term Treasury rates to fall precipitously was the announcement in September of a new Federal Reserve program to lower long-term interest rates, called “Operation Twist.”

The 5-year Treasury yield fell 0.51% over the 12 months and finished the reporting period at 0.96%. The “yield to worst,” a measure of the option adjusted portfolio yield, of the Barclays Capital Aggregate Bond Index9 (BCAB) stood at 2.40% on November 30, 2011, compared to 2.68% twelve months earlier.

Fund Performance

Asset Allocation Strategy Performance

For the year ended November 30, 2011, the main positive contributors to relative performance were the Fund's U.S. industry group strategy, the foreign versus domestic allocation and an allocation to U.S. homebuilders. Conversely, the Fund was negatively affected by the stock versus bond allocation, the emerging versus developed allocation and the Fund's bottom-up U.S. stock selection strategy. During the reporting period, the Fund invested in currency forward and index future contracts for hedging and investment purposes.

Annual Shareholder Report

Domestic Equities Performance

Within domestic equities, the Fund's industry group strategy was the strongest contributor to relative performance, with outperformance being driven by both stock selection and industry group allocation decisions. The Fund benefited most from allocation decisions in Diversified Financials and Food, Beverage & Tobacco, as well as from stock selection in Capital Goods and Retailing. The Fund was negatively impacted from allocation decisions in Automobiles & Components and Consumer Services, as well as from stock selection in Technology Hardware & Equipment and Energy.

Conversely, the Fund's bottom-up stock selection strategy was a drag on relative performance. While the Fund benefited from stock selection in Industrials and an underweight allocation in Financials, these were more than offset by stock selection in Energy and Consumer Staples.

The Fund utilized S&P 500 and Russell 2000 futures in order to help achieve the desired exposure to the U.S. large-cap and U.S. small-cap asset classes.10 The Fund's stock versus bond and small-cap versus large-cap allocation decisions were both net detractors from relative performance, and thus, the use of the aforementioned derivatives to implement those allocation decisions contributed to the underperformance.

International Equities Performance

The Fund utilized various foreign index futures in order to help achieve the desired exposure to various international markets as part of the Fund's developed country selection model. These allocation decisions were a modest net drag on relative performance.

During the reporting period, the Fund also invested in currency options as a hedge against some international market exposures. The hedge added to relative performance, thus offsetting some of the negative impact from the international index futures positions.

The Fund's emerging versus developed allocation was also a drag on relative performance. The Fund employed both overweight and underweight allocations to emerging markets at various times throughout the reporting period.

Annual Shareholder Report

Fixed-Income Performance11

The bond portion of the Fund outperformed the BCAB by a slight amount during the 12-month reporting period. Fortunately, large positives outweighed large negatives. Yield curve management and security selection were significant positive contributors to performance, while currency management also added modestly to performance. Duration and sector management, on the other hand, were large detractors to performance, as the Fund was shorter than the BCAB's interest rate sensitivity in a period of declining interest rates.12 In addition, the portfolio was overweight in spread sectors such as corporates, emerging markets and commercial mortgage-backed securities (CMBS), which deteriorated during the summer on weak economic statistics. Security selection improved over the prior reporting period particularly in high yield, investment-grade corporates and CMBS. Security selection in mortgage-backed securities negatively affected the Fund's performance.

Security selection was notably positive in some insurance and bank names. Securities that added to performance included Union Central Life Insurance, Regional Diversified (a small-bank Trust Preferred structured security), Pacific Life, Mass Mutual, Wachovia and HSBC Finance. There were only a few issuers that performed poorly over the reporting period, which included Goldman Sachs, Morgan Stanley, Jefferies Group, Bank of America, Barclays Bank and AXA-Equitable Life. During the reporting period, the Fund used credit default swaps to add exposure to investment-grade corporate debt and utilized Treasury futures to manage the Fund's duration and yield curve risk. Both of these derivatives added to performance.

Annual Shareholder Report

1	Morningstar's Moderate Allocation Funds Category Average is the category of funds which seek to provide both capital appreciation and income by investing in stocks, bonds and cash. These funds typically invest between 50% to 70% of assets in equities and the remainder in fixed income and cash. The average is unmanaged, and it is not possible to invest directly in an average.
2	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
3	The MSCI ACWI (All Country World Index) ex U.S. Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2011 the MSCI ACWI ex-U.S. Index consisted of 44 country indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged, and it is not possible to invest directly in an index.
4	The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The index is unmanaged, and it is not possible to invest directly in an index.
6	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
7	The MSCI Emerging Markets Index is a free float-adjusted, market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged, and it is not possible to invest directly in an index.
8	The MSCI EAFE Index (Europe, Australasia and Far East) is a free float-adjusted, market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States & Canada. The index is unmanaged, and it is not possible to invest directly in an index.
9	The Barclays Capital Aggregate Bond Index (BCAB) is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The index is unmanaged, and it is not possible to invest directly in an index.
10	Small Company stocks may be less liquid and subject to greater price volatility than large company stocks.
11	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
12	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Asset Allocation Fund (the “Fund”) from October 31, 2001 to November 30, 2011, compared to a blend of indexes comprised of 50% of the Russell 3000 Index (RU3000),2 10% of the MSCI All Country World ex U.S. Index (MSCI ACWI ex U.S.)2 and 40% of the Barclays Capital U.S. Universal Index (BCUSU)2 (the “Blended Index”),2 the Standard and Poor's 500 Index (S&P 500),2 the Barclays Capital Aggregate Bond Index (BCAB)2 and the Lipper Balanced Funds Average (LBFA).3

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-3.96%	0.69%	2.98%
Class B Shares	-4.70%	0.71%	2.91%
Class C Shares	-0.10%	1.04%	2.77%
Class R Shares[4]	1.23%	1.37%	3.10%
Institutional Shares[4]	1.99%	1.84%	3.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – class A SHARES

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – class B shares

  Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – class c shares

  Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

Growth of a $10,000 Investment – class r shares4

Annual Shareholder Report

Growth of a $10,000 Investment – institutional shares4

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Blended Index, S&P 500, BCAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The Blended Index is a custom blended index comprised of 50% of the RU3000, 10% of the MSCI ACWI ex U.S. and 40% of the BCUSU. The RU300 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The MSCI ACWI ex U.S. (All Country World ex U.S.) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 27, 2010, the MSCI ACWI ex U.S. consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The BCUSU represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or below investment grade. The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BCAB is an unmanaged index composed of securities from the Barclay's Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The RU300, MSCI ACWI ex U.S., BCUSU, S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.
4	The Fund's Class R Shares commenced operations on April 8, 2003. The Fund's Institutional Shares commenced operation on June 12, 2009. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of Class R Shares and Institutional Shares, the performance information shown is for the Fund's Class A Shares. In relation to Class R Shares, the performance of Class A Shares has been adjusted to reflect expenses applicable to Class R Shares. In relation to the Institutional Shares, the performance of Class A Shares has not been adjusted to reflect the expenses of Institutional Shares since Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of Institutional Shares. Additionally, for both the Class R Shares and Institutional Shares, the performance information shown below has been adjusted to reflect the absence of sales charges applicable to Class A Shares.

Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Portfolio Composition	Percentage of Total Net Assets[2]
Domestic Equity Securities	55.0%
U.S. Treasury and Agency Securities	9.0%
Mortgage-Backed Securities[3]	8.8%
Corporate Debt Securities	7.2%
International Equity Securities	5.4%
Asset-Backed Securities	2.3%
Trade Finance Agreements	1.3%
Foreign Debt Securities	0.4%
Municipal Security[4]	0.0%
Derivative Contracts[5]	0.3%
Cash Equivalents[6]	11.4%
Other Assets and Liabilities — Net[7]	(1.1)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Represents less than 0.1%.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

At November 30, 2011, the Fund's sector composition8 of the Fund's equity holdings was as follows:

Sector Composition of Equity Holdings	Percentage of Equity Securities
Information Technology	22.4%
Financials	16.0%
Consumer Discretionary	14.3%
Energy	10.8%
Industrials	10.5%
Health Care	9.8%
Consumer Staples	8.9%
Materials	5.3%
Utilities	2.0%
Telecommunication Services[4]	0.0%
TOTAL	100.0%
8	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments

November 30, 2011

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS – 45.7%
		Consumer Discretionary – 6.5%
700	[1]	AutoZone, Inc.	229,866
5,200	[1]	Bed Bath & Beyond, Inc.	314,652
8,800		Best Buy Co., Inc.	238,392
7,300	[1]	BorgWarner, Inc.	481,216
23,500		CBS Corp., Class B	611,940
5,441	[1]	Charter Communications, Inc.	287,666
5,200		Coach, Inc.	325,468
13,490	[1]	DIRECTV, Class A	636,998
3,800	[1]	Dollar Tree, Inc.	309,662
148	[1]	Federal-Mogul Corp., Class A	2,161
3,500		Foot Locker, Inc.	82,565
139,000	[1]	Ford Motor Co.	1,473,400
21,200		Gannett Co., Inc.	230,232
10,500	[1]	General Motors Co.	223,545
19,400	[1]	Goodyear Tire & Rubber Co.	271,406
33,400	[1]	Las Vegas Sand Corp.	1,560,114
88,100		Lennar Corp., Class A	1,621,921
3,700		Macy's, Inc.	119,621
1,400		Marriott International, Inc., Class A	42,868
140	[1]	Marriott Vacations Worldwide Corp.	2,237
5,500		McGraw-Hill Cos., Inc.	234,850
300		News Corp., Inc., Class A	5,232
1,500		Nike, Inc., Class B	144,270
68,800		Nordstrom, Inc.	3,115,264
7,500		PetSmart, Inc.	361,875
100		Ralph Lauren Corp.	14,186
7,100		Ross Stores, Inc.	632,539
13,100	[1]	Sirius XM Radio, Inc.	23,580
65,100		TJX Cos., Inc.	4,016,670
5,900	[1]	TRW Automotive Holdings Corp.	192,694
42,400		Target Corp.	2,234,480
16,453		Time Warner Cable, Inc.	995,077
900		Tractor Supply Co.	65,007
2,900		V.F. Corp.	402,201
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
100		Viacom, Inc., Class B — New	4,476
38,700		Walt Disney Co.	1,387,395
		TOTAL	22,895,726
		Consumer Staples – 4.1%
35,300		Altria Group, Inc.	1,012,757
76,500		CVS Corp.	2,971,260
34,557		Coca-Cola Enterprises, Inc.	902,629
18,200		Dr. Pepper Snapple Group, Inc.	664,846
700		Herbalife Ltd.	38,710
100		Hormel Foods Corp.	3,011
81,637		Kraft Foods, Inc., Class A	2,951,178
3,200		Mead Johnson Nutrition Co.	241,152
9,315		PepsiCo, Inc.	596,160
27,150		Philip Morris International, Inc.	2,069,916
2,500		Reynolds American, Inc.	104,650
30,998		The Coca-Cola Co.	2,083,995
31,300		Tyson Foods, Inc., Class A	630,382
		TOTAL	14,270,646
		Energy – 4.9%
18,700		Chevron Corp.	1,922,734
74,628		ConocoPhillips	5,322,469
4,000		Devon Energy Corp.	261,840
79,600	[1]	Energy XXI Ltd.	2,502,624
31,100		Exxon Mobil Corp.	2,501,684
4,300		Halliburton Co.	158,240
6,800		Helmerich & Payne, Inc.	387,328
8,700		Murphy Oil Corp.	486,504
27	[1]	NRG Energy, Inc.	531
28,500		National-Oilwell, Inc.	2,043,450
11,930		Occidental Petroleum Corp.	1,179,877
3,000		Oceaneering International, Inc.	142,680
2,600		Peabody Energy Corp.	101,998
3,800		Sunoco, Inc.	147,478
6,400		Valero Energy Corp.	142,528
		TOTAL	17,301,965
		Financials – 7.3%
61,200		Aflac, Inc.	2,658,528
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
15,400		American Campus Communities, Inc.	605,836
7,516		American Capital Agency Corp.	215,634
14,867		American Express Co.	714,211
20,900		Annaly Capital Management, Inc.	335,863
6,500		Assured Guaranty Ltd.	63,050
18,820	[1]	Berkshire Hathaway, Inc., Class B	1,482,263
6,300		Boston Properties, Inc.	600,894
95,800		Capital One Financial Corp.	4,278,428
13,700		CapitalSource, Inc.	88,365
7,600		Chubb Corp.	512,544
13,125		Commerce Bancshares, Inc.	488,644
5,700		Digital Realty Trust, Inc.	361,950
2,900		Endurance Specialty Holdings Ltd.	104,893
22,700	[1]	Genworth Financial, Inc., Class A	149,593
4,800		Hartford Financial Services Group, Inc.	85,248
11,651		Interactive Brokers Group, Inc., Class A	173,250
89,300		JPMorgan Chase & Co.	2,765,621
44,300		Lincoln National Corp.	893,974
5,000		M & T Bank Corp.	364,900
18,500	[1]	MBIA, Inc.	179,450
14,600		PNC Financial Services Group	791,466
52,300		People's United Financial, Inc.	651,135
29,000		Principal Financial Group	699,770
13,700		Progressive Corp. Ohio	258,382
6,800		Protective Life Corp.	150,892
6,900		Prudential Financial	349,416
115,400		Regions Financial Corp.	474,294
12,937		Reinsurance Group of America, Inc.	666,255
6,300		Simon Property Group, Inc.	783,342
40,200	[1]	Strategic Hotels & Resorts, Inc.	201,804
23,600		Tanger Factory Outlet Centers, Inc.	669,060
3,900		The Travelers Cos, Inc.	219,375
22,400		Torchmark Corp.	954,016
18,200		U.S. Bancorp	471,744
18,700		UDR, Inc.	439,450
25,400		Wells Fargo & Co.	656,844
		TOTAL	25,560,384
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Health Care – 4.5%
23,600		Aetna, Inc.	986,952
18,000		AmerisourceBergen Corp.	668,700
13,400		Baxter International, Inc.	692,244
2,900	[1]	Brookdale Senior Living, Inc.	45,095
21,900		CIGNA Corp.	968,637
19,493		Cardinal Health, Inc.	827,673
35	[1]	CareFusion Corporation	867
4,000	[1]	Cerner Corp.	243,920
1,400		Cooper Cos., Inc.	85,764
3,589		Covidien PLC	163,479
4,800	[1]	Express Scripts, Inc., Class A	219,120
86,400	[1]	Gilead Sciences, Inc.	3,443,040
43,200	[1]	Health Management Association, Class A	355,104
11,500		Humana, Inc.	1,019,820
13,208		McKesson Corp.	1,073,942
1,400	[1]	Medco Health Solutions, Inc.	79,338
2,022		Pfizer, Inc.	40,582
26,535		UnitedHealth Group, Inc.	1,294,112
50,400	[1]	Watson Pharmaceuticals, Inc.	3,256,848
4,000		Wellpoint, Inc.	282,200
		TOTAL	15,747,437
		Industrials – 4.8%
55		3M Co.	4,457
1,600	[1]	AGCO Corp.	73,200
30,300		Caterpillar, Inc.	2,965,764
2,100		Chicago Bridge & Iron Co., NV	86,835
2,200	[1]	Copart, Inc.	98,846
2,800	[1]	Corrections Corp. of America	58,800
2,000		Danaher Corp.	96,760
11,500		Donaldson Co., Inc.	786,025
3,100		Dover Corp.	170,407
1,200		Emerson Electric Co.	62,700
33,600		FedEx Corp.	2,791,488
1,600		Fluor Corp.	87,712
1,200		Gardner Denver, Inc.	102,864
3,900		General Dynamics Corp.	257,634
59,435		General Electric Co.	945,611
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
4,600	[1]	Hertz Global Holdings, Inc.	52,026
5,100		Lockheed Martin Corp.	398,565
6,700		Northrop Grumman Corp.	382,369
10,000		Pall Corp.	544,900
8,300		Parker-Hannifin Corp.	687,074
23,700		Precision Castparts Corp.	3,904,575
1,200		Rockwell Automation, Inc.	90,036
800		Tyco International Ltd.	38,368
800	[1]	URS Corp.	28,912
11,600		United Technologies Corp.	888,560
5,300	[1]	Verisk Analytics, Inc.	208,184
5,300		W. W. Grainger, Inc.	990,570
2,800		Waste Connections, Inc.	91,756
		TOTAL	16,894,998
		Information Technology – 10.3%
14,200		AVX Corp.	183,748
20,481		Accenture PLC	1,186,464
200	[1]	Advanced Micro Devices, Inc.	1,138
100	[1]	Agilent Technologies, Inc.	3,750
2,000	[1]	Alliance Data Systems Corp.	204,820
20,597	[1]	Apple, Inc.	7,872,173
39,400		Applied Materials, Inc.	424,732
4,300	[1]	Atmel Corp.	38,141
6,300	[1]	Autodesk, Inc.	214,641
23,400		Avago Technologies Ltd.	700,128
12,700		CA, Inc.	269,240
20,500		Cisco Systems, Inc.	382,120
41,900	[1]	Cognizant Technology Solutions Corp.	2,821,965
3,200		DST Systems, Inc.	152,096
400	[1]	Dell, Inc.	6,304
1,600	[1]	Dolby Laboratories, Class A	52,672
19,400	[1]	EMC Corp. Mass	446,394
15,100	[1]	Fiserv, Inc.	870,666
600	[1]	F5 Networks, Inc.	67,818
2,800		FactSet Research Systems	261,044
4,400	[1]	Gartner Group, Inc., Class A	166,452
6,000	[1]	Google, Inc.	3,596,340
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
1,700	[1]	Informatica Corp.	76,424
12,400		Intel Corp.	308,884
10,592		International Business Machines Corp.	1,991,296
11,782		Intuit, Inc.	627,274
115,600		Jabil Circuit, Inc.	2,343,212
49,500		KLA-Tencor Corp.	2,281,950
6,300	[1]	LSI Logic Corp.	35,406
10,900		Lexmark International Group, Class A	364,714
104,318		Microsoft Corp.	2,668,454
12,168		Motorola Solutions, Inc.	567,881
13,500	[1]	NetApp, Inc.	497,205
20,420		Oracle Corp.	640,167
6,600	[1]	Polycom, Inc.	111,540
15,700	[1]	Qlogic Corp.	234,244
9,700		Qualcomm, Inc.	531,560
66,600	[1]	SAIC, Inc.	802,530
4,600		Solera Holdings, Inc.	217,672
27,980	[1]	Symantec Corp.	457,473
3,105	[1]	Teradata Corporation	168,384
14,500		Texas Instruments, Inc.	436,450
700	[1]	VMware, Inc., Class A	67,676
2,100		Visa, Inc., Class A Shares	203,637
205	[1]	VistaPrint NV	6,706
11,600	[1]	Western Digital Corp.	337,212
		TOTAL	35,900,797
		Materials – 2.4%
8,200		Ball Corp.	287,902
18,400		CF Industries Holdings, Inc.	2,572,320
2,201		Domtar Corp.	172,844
3,005		Du Pont (E.I.) de Nemours & Co.	143,399
3,000		Eastman Chemical Co.	118,860
13,700		Freeport-McMoRan Copper & Gold, Inc.	542,520
2,485	[1]	Molycorp, Inc.	84,117
6,700		Monsanto Co.	492,115
1,063		Mosaic Co./The	56,084
5,000		Newmont Mining Corp.	344,400
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
41,500		PPG Industries, Inc.	3,641,625
		TOTAL	8,456,186
		Telecommunication Services – 0.0%
1,000	[1]	NII Holdings, Inc.	23,010
		Utilities – 0.9%
16,200		American Water Works Co., Inc.	503,334
600		Entergy Corp.	42,216
9,600		ITC Holdings Corp.	709,632
54,987		NV Energy, Inc.	843,501
2,000		ONEOK, Inc.	166,320
45,300		Questar Corp.	874,290
		TOTAL	3,139,293
		TOTAL COMMON STOCKS (IDENTIFIED COST $153,160,044)	160,190,442
		Asset-Backed Securities – 1.2%
$5,653	[2,3]	125 Home Loan Owner Trust 1998-1A B1, 9.760%, 2/15/2029	4,677
500,000		Ally Master Owner Trust 2011-1 A1, Series 2011-1, 1.119%, 01/15/2016	501,213
250,000		Banc of America Commercial Mortgage, Inc. 2007-4 A4, 5.916%, 2/10/2051	268,519
800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, 5.886%, 11/15/2044	867,304
500,000		Ford Credit Floorplan Master Owner Trust 2011-1, Series 2011-1, 0.849%, 02/15/2016	501,546
100,000		Merrill Lynch Mortgage Trust 2008-C1 AM, 6.459%, 2/12/2051	88,153
400,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, 5.485%, 03/12/2051	411,455
315,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	344,014
44,118	[2,3]	SMART Series 2011-1US Trust, Series 2011-1USA, 0.998%, 4/14/2013	44,121
1,000,000	[2,3]	SMART Series 2011-2US Trust, Series 2011-2USA, 0.998%, 11/14/2013	1,000,177
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,920,357)	4,031,179
		Collateralized Mortgage Obligations – 1.1%
800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	832,373
489,411	[2,3]	Commercial Mortgage Pass-Through Certificates 2010-C1 A1, 3.156%, 7/10/2046	502,026
1,500,000		Government National Mortgage Association REMIC 2003-11 QC, 5.500%, 2/20/2033	1,720,223
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
$582,388	[2,3]	JP Morgan Chase Commercial Mortgage Securities, 2010-C1 A1, 3.853%, 6/15/2043	608,608
100,000	[2,3]	Morgan Stanley Capital I 2011-C1 B, 5.422%, 9/15/2047	93,746
4,147	[2]	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1.000%, 1/28/2027	3,318
200,000		WFRBS Commercial Mortgage Trust 2011-C5 B, 5.637%, 11/15/2044	190,787
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $3,645,867)	3,951,081
		Corporate Bonds – 4.2%
		Basic Industry - Chemicals – 0.1%
95,000		Dow Chemical Co., Note, 8.550%, 05/15/2019	119,570
100,000		FMC Corp., Sr. Unsecd. Note, 3.950%, 02/01/2022	100,305
50,000		RPM International, Inc., 6.500%, 02/15/2018	56,052
15,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	16,232
35,000		Rohm & Haas Co., 6.000%, 09/15/2017	39,803
		TOTAL	331,962
		Basic Industry - Metals & Mining – 0.1%
80,000		Alcan, Inc., 5.000%, 06/01/2015	87,094
70,000		Alcoa, Inc., Note, 5.550%, 02/01/2017	74,133
90,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 06/01/2019	112,712
120,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	131,861
		TOTAL	405,800
		Basic Industry - Paper – 0.0%
30,000		International Paper Co., Sr. Unsecd. Note, 7.500%, 08/15/2021	36,054
150,000	[4]	Pope & Talbot, Inc., 8.375%, 06/01/2013	0
100,000		Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	100,581
		TOTAL	136,635
		Capital Goods - Aerospace & Defense – 0.0%
50,000	[2,3]	BAE Systems Holdings, Inc, Series 144A, 5.200%, 8/15/2015	54,127
		Capital Goods - Diversified Manufacturing – 0.1%
20,000		Dover Corp., Note, 5.450%, 03/15/2018	23,505
70,000		Emerson Electric Co., 4.875%, 10/15/2019	80,427
68,000	[2,3]	Hutchison Whampoa International, Series 144A, 6.500%, 2/13/2013	71,429
100,000		Roper Industries, Inc., Sr. Unsecd. Note, 6.250%, 09/01/2019	117,717
90,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 6.000%, 2/15/2067	66,150
		TOTAL	359,228
		Capital Goods - Environmental – 0.1%
110,000		Republic Services, Inc., Company Guarantee, Series WI, 5.500%, 09/15/2019	125,079
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
$25,000		Waste Management, Inc., 7.375%, 03/11/2019	31,035
		TOTAL	156,114
		Communications - Media & Cable – 0.1%
27,000		Comcast Cable Communications Holdings, Company Guarantee, 8.375%, 03/15/2013	29,517
100,000		Comcast Corp., 7.050%, 03/15/2033	120,827
100,000		Comcast Corp., Company Guarantee, 6.500%, 01/15/2017	117,892
120,000		Time Warner Cable, Inc., Company Guarantee, 6.750%, 06/15/2039	138,425
20,000		Time Warner Cable, Inc., Company Guarantee, 8.250%, 04/01/2019	24,799
		TOTAL	431,460
		Communications - Media Noncable – 0.0%
90,000		News America, Inc., Company Guarantee, 5.650%, 08/15/2020	98,486
		Communications - Telecom Wireless – 0.1%
130,000		AT&T Wireless Services, Inc., 8.750%, 03/01/2031	187,814
90,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	99,487
20,000		Vodafone Group PLC, 5.350%, 02/27/2012	20,210
90,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	103,730
		TOTAL	411,241
		Communications - Telecom Wirelines – 0.1%
15,000		CenturyLink, Inc., Sr. Note, Series Q, 6.150%, 9/15/2019	14,456
150,000		Deutsche Telekom International Finance BV, 4.875%, 07/08/2014	161,215
45,000		France Telecom SA, Sr. Unsecd. Note, 5.375%, 07/08/2019	48,729
100,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	100,719
50,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.350%, 04/01/2019	59,693
		TOTAL	384,812
		Consumer Cyclical - Automotive – 0.0%
70,000		DaimlerChrysler North America Holding Corp., 6.500%, 11/15/2013	76,304
50,000	[2,3]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.600%, 04/12/2016	47,551
		TOTAL	123,855
		Consumer Cyclical - Entertainment – 0.1%
280,000		Time Warner, Inc., Company Guarantee, 6.875%, 05/01/2012	286,751
		Consumer Cyclical - Lodging – 0.0%
50,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.000%, 12/01/2016	54,385
		Consumer Cyclical - Retailers – 0.1%
163,530	[2,3]	CVS Corp., Pass Thru Cert., Series 144A, 5.298%, 1/11/2027	165,519
20,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	19,750
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
$40,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.200%, 04/15/2038	49,164
		TOTAL	234,433
		Consumer Non-Cyclical - Food/Beverage – 0.2%
90,000	[2,3]	Bacardi Ltd., Sr. Note, Series 144A, 7.450%, 4/01/2014	101,741
70,000		Bottling Group LLC, Note, 5.500%, 04/01/2016	81,173
30,000	[2,3]	Coca-Cola Co., Sr. Note, Series 144A, 1.800%, 9/01/2016	30,262
80,000		Diageo Capital PLC, Company Guarantee, 7.375%, 01/15/2014	90,669
60,000		General Mills, Inc., Note, 5.700%, 02/15/2017	70,530
125,000		Kraft Foods, Inc., Note, 5.250%, 10/01/2013	133,408
100,000		Kraft Foods, Inc., Sr. Unsecd. Note, 6.125%, 02/01/2018	115,586
50,000		PepsiCo, Inc., 4.650%, 02/15/2013	52,400
30,000		Ralcorp Holdings, Inc., Sr. Secd. Note, 6.625%, 08/15/2039	30,290
15,000		Sysco Corp., Sr. Note, 5.375%, 03/17/2019	17,753
		TOTAL	723,812
		Consumer Non-Cyclical - Health Care – 0.1%
50,000		Boston Scientific Corp., 4.500%, 01/15/2015	52,300
50,000		Boston Scientific Corp., 6.000%, 01/15/2020	54,674
20,000		Express Scripts, Inc., Sr. Unsecd. Note, 7.250%, 06/15/2019	23,436
75,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	88,349
		TOTAL	218,759
		Consumer Non-Cyclical - Pharmaceuticals – 0.1%
100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	111,162
80,000		Pfizer, Inc., Sr. Unsecd. Note, 6.200%, 03/15/2019	97,716
		TOTAL	208,878
		Consumer Non-Cyclical - Supermarkets – 0.0%
25,000		Kroger Co., Bond, 6.900%, 04/15/2038	31,281
		Consumer Non-Cyclical - Tobacco – 0.0%
70,000		Altria Group, Inc., 9.250%, 08/06/2019	90,598
		Energy - Independent – 0.1%
120,000		Canadian Natural Resources Ltd., 4.900%, 12/01/2014	131,982
30,000		EOG Resources, Inc., Note, 5.625%, 06/01/2019	35,131
25,000		Pemex Project Funding Master, 5.750%, 12/15/2015	27,797
100,000	[2,3]	Petroleos Mexicanos, Company Guarantee, Series 144A, 6.500%, 6/02/2041	109,025
80,000		Petroleos Mexicanos, Company Guarantee, Series WI, 4.875%, 03/15/2015	84,488
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
$20,000		XTO Energy, Inc., 6.750%, 08/01/2037	29,771
		TOTAL	418,194
		Energy - Integrated – 0.1%
60,000		Conoco, Inc., Sr. Unsecd. Note, 6.950%, 04/15/2029	80,252
100,000		ConocoPhillips Australia Funding Co., 5.500%, 04/15/2013	106,541
35,000		Petro-Canada, Deb., 7.000%, 11/15/2028	42,467
100,000	[2,3]	StatoilHydro ASA, Series 144A, 5.125%, 4/30/2014	109,514
		TOTAL	338,774
		Energy - Oil Field Services – 0.0%
50,000		Noble Drilling Corp., Sr. Note, 7.500%, 03/15/2019	63,695
25,000		Weatherford International Ltd., 6.000%, 03/15/2018	27,503
20,000		Weatherford International Ltd., 7.000%, 03/15/2038	21,948
		TOTAL	113,146
		Energy - Refining – 0.0%
25,000		Valero Energy Corp., 9.375%, 03/15/2019	30,843
		Financial Institution - Banking – 0.5%
50,000		Bank of America Corp., Sr. Note, 5.375%, 06/15/2014	49,375
120,000		Bank of America Corp., Sr. Note, 7.375%, 05/15/2014	121,822
100,000	[2,3]	Barclays Bank PLC, Series 144A, 5.926%, 9/29/2049	71,969
70,000		Capital One Financial Corp., Sr. Note, 7.375%, 05/23/2014	77,031
80,000		Citigroup, Inc., Note, 5.125%, 05/05/2014	81,869
60,000	[2,3]	Commonwealth Bank of Australia, Sr. Unsecd. Note, Series 144A, 3.750%, 10/15/2014	62,501
50,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	45,515
320,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.125%, 01/15/2015	326,579
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	80,000
75,000		Household Finance Corp., Unsecd. Note, 4.750%, 07/15/2013	76,846
90,000		M & T Bank Corp., 5.375%, 05/24/2012	91,901
100,000		Morgan Stanley Group, Inc., 5.300%, 03/01/2013	99,807
100,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.625%, 4/01/2018	94,251
30,000		Northern Trust Corp., 4.625%, 05/01/2014	32,316
15,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	16,342
336,658	[2,3]	Regional Diversified Funding, Series 144A, 9.250%, 3/15/2030	231,126
100,000		U.S. Bank, N.A., Series BKNT, 6.300%, 2/04/2014	109,827
140,000		Wachovia Corp., 5.750%, 02/01/2018	156,891
40,000		Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	47,340
		TOTAL	1,873,308
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Financial Institution - Brokerage – 0.2%
$220,000		BlackRock, Inc., 6.250%, 09/15/2017	255,398
50,000		Charles Schwab Corp., Sr. Unsecd. Note, 4.950%, 06/01/2014	53,927
40,000		Eaton Vance Corp., 6.500%, 10/02/2017	45,690
100,000	[2,3]	FMR LLC, Series 144A, 4.750%, 3/01/2013	103,523
30,000		Janus Capital Group, Inc., Sr. Note, 6.700%, 06/15/2017	31,563
95,000		Jefferies Group, Inc., Sr. Unsecd. Note, 8.500%, 07/15/2019	89,300
30,000		Nuveen Investments, 5.500%, 09/15/2015	25,275
75,000		Raymond James Financial, Inc., 8.600%, 08/15/2019	88,588
		TOTAL	693,264
		Financial Institution - Finance Noncaptive – 0.2%
160,000		American Express Co., Sr. Unsecd. Note, 8.125%, 05/20/2019	202,828
60,000		American Express Credit Corp., Sr. Unsecd. Note, 5.125%, 08/25/2014	64,272
120,000		Berkshire Hathaway, Inc., Company Guarantee, 5.000%, 08/15/2013	127,891
120,000		Capital One Capital IV, 6.745%, 02/17/2037	118,050
20,000		Capital One Capital V, 10.250%, 08/15/2039	20,875
30,000		General Electric Capital, Note, Series MTNA, 6.750%, 3/15/2032	32,316
110,000		HSBC Finance Corp., Sr. Sub. Note, 6.676%, 01/15/2021	108,899
		TOTAL	675,131
		Financial Institution - Insurance - Health – 0.0%
50,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 6.000%, 02/15/2018	58,415
50,000		Wellpoint, Inc., 5.850%, 01/15/2036	56,598
		TOTAL	115,013
		Financial Institution - Insurance - Life – 0.5%
100,000		AXA-UAP, Sub. Note, 8.600%, 12/15/2030	99,458
100,000	[2,3]	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/01/2039	146,680
90,000		MetLife, Inc., 6.750%, 06/01/2016	102,657
10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 8/01/2039	12,850
80,000	[2,3]	New York Life Insurance Co, Sub. Note, Series 144A, 6.750%, 11/15/2039	100,046
300,000	[2,3]	Pacific LifeCorp., Bond, Series 144A, 6.600%, 9/15/2033	332,806
50,000		Prudential Financial, Inc., Series MTN, 5.150%, 1/15/2013	51,991
40,000		Prudential Financial, Inc., Series MTN, 6.625%, 12/01/2037	41,838
10,000		Prudential Financial, Inc., Sr. Note, Series MTND, 7.375%, 6/15/2019	11,479
100,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.750%, 9/17/2015	105,367
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
$750,000	[2]	Union Central Life Insurance Co., Note, Series 144A, 8.200%, 11/01/2026	855,453
		TOTAL	1,860,625
		Financial Institution - Insurance - P&C – 0.1%
80,000		CNA Financial Corp., 6.500%, 08/15/2016	85,819
15,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	17,770
50,000		Horace Mann Educators Corp., Sr. Note, 6.850%, 04/15/2016	55,549
100,000	[2,3]	Liberty Mutual Group, Inc, Unsecd. Note, Series 144A, 5.750%, 3/15/2014	103,112
30,000	[2,3]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	34,369
10,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.500%, 12/01/2015	11,227
		TOTAL	307,846
		Financial Institution - REITs – 0.1%
45,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 5.700%, 03/15/2017	50,277
75,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	82,692
40,000		Equity One, Inc., Bond, 6.000%, 09/15/2017	40,873
40,000		Liberty Property LP, 6.625%, 10/01/2017	45,197
20,000		ProLogis, Inc., Sr. Unsecd. Note, Series WI, 7.625%, 08/15/2014	22,037
120,000		ProLogis, Sr. Unsecd. Note, 5.500%, 04/01/2012	120,708
40,000		Simon Property Group LP, 6.750%, 05/15/2014	44,164
50,000		Simon Property Group, Inc., 6.350%, 08/28/2012	51,600
		TOTAL	457,548
		Foreign-Local-Government – 0.0%
50,000		Quebec, Province of, Note, Series MTNA, 7.035%, 03/10/2026	68,821
		Municipal Services – 0.1%
140,000	[2,3]	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	139,100
100,000	[2,3]	Camp Pendleton & Quantico Housing LLC, Series 144A, 5.572%, 10/01/2050	101,265
		TOTAL	240,365
		Technology – 0.2%
20,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	23,125
40,000		Dell Computer Corp., Deb., 7.100%, 04/15/2028	50,194
105,000		Fiserv, Inc., Sr. Note, 6.800%, 11/20/2017	122,927
60,000		Hewlett-Packard Co., Note, 5.400%, 03/01/2017	67,915
200,000		IBM Corp., Sr. Note, 5.700%, 09/14/2017	239,708
		TOTAL	503,869
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		Transportation - Railroads – 0.1%
$100,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	109,059
45,000		Union Pacific Corp., Bond, 6.625%, 02/01/2029	57,024
		TOTAL	166,083
		Transportation - Services – 0.1%
75,000	[2,3]	Enterprise Rent-A-Car USA, Series 144A, 6.375%, 10/15/2017	86,296
100,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.150%, 3/02/2015	102,477
		TOTAL	188,773
		Utility - Electric – 0.4%
60,000		Appalachian Power Co., Sr. Unsecd. Note, 7.950%, 01/15/2020	78,549
50,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	52,215
50,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.800%, 03/15/2018	58,970
10,000		Consolidated Edison Co., Sr. Unsecd. Note, 6.650%, 04/01/2019	12,610
40,000		Consolidated Edison Co., Sr. Unsecd. Note, Series 2006-C, 5.500%, 9/15/2016	46,798
60,000	[2,3]	Electricite De France SA, Series 144A, 5.500%, 1/26/2014	63,699
90,000		FirstEnergy Solutions Corp., Company Guarantee, 4.800%, 02/15/2015	96,283
50,000		FirstEnergy Solutions Corp., Company Guarantee, 6.050%, 08/15/2021	54,816
60,246	[2,3]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/01/2017	66,341
120,000		MidAmerican Energy Co., 4.650%, 10/01/2014	131,843
100,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 10.375%, 11/01/2018	142,667
30,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 03/01/2018	35,563
60,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.000%, 12/15/2036	70,309
40,000		Progress Energy, Inc., 7.050%, 03/15/2019	49,092
100,000		Union Electric Co., 6.000%, 04/01/2018	118,764
120,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.000%, 06/30/2019	136,787
80,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.100%, 11/30/2012	83,367
		TOTAL	1,298,673
		Utility - Natural Gas Distributor – 0.1%
120,000		Atmos Energy Corp., 5.125%, 01/15/2013	125,519
15,000		Atmos Energy Corp., 8.500%, 03/15/2019	19,694
75,000		National Fuel Gas Co., Sr. Unsecd. Note, 4.900%, 12/01/2021	75,279
60,000		Sempra Energy, Sr. Unsecd. Note, 6.500%, 06/01/2016	70,073
		TOTAL	290,565
		Utility - Natural Gas Pipelines – 0.1%
100,000		Duke Capital Corp., Sr. Note, 6.250%, 02/15/2013	105,370
70,000		Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	80,349
Annual Shareholder Report

Shares or Principal Amount		Value in U.S. Dollars
$110,000	Enterprise Products Operating LLC, Company Guarantee, Series O, 9.750%, 01/31/2014	127,279
100,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 03/15/2035	102,646
	TOTAL	415,644
	TOTAL CORPORATE BONDS (IDENTIFIED COST $13,849,413)	14,799,102
	Governments/Agencies – 0.1%
	Sovereign – 0.1%
75,000	United Mexican States, 6.625%, 03/03/2015	84,938
30,000	United Mexican States, Series MTNA, 6.750%, 09/27/2034	38,250
	TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $106,214)	123,188
	Mortgage-Backed Securities – 0.2%
6,478	Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	7,247
4,828	Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	5,542
12,583	Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	14,087
10,454	Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	11,722
3,743	Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	4,180
13,436	Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	14,943
37,183	Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	40,025
625	Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	654
8,950	Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	9,676
12,383	Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	13,750
8,545	Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	9,530
23,570	Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	26,468
39,517	Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	42,015
40,418	Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	42,973
22,415	Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	25,009
41,466	Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	45,278
47,171	Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	50,776
2,366	Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	2,849
1,258	Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	1,438
10,063	Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	11,426
Annual Shareholder Report

Shares or Principal Amount		Value in U.S. Dollars
$257	Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	270
17,382	Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	19,161
1,581	Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	1,747
214	Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	246
38,207	Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	42,578
15,581	Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	17,361
25,751	Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	28,028
44,083	Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	47,359
20,695	Government National Mortgage Association Pool 2796, 7.000%, 8/20/2029	23,547
11,560	Government National Mortgage Association Pool 3040, 7.000%, 2/20/2031	13,181
24,362	Government National Mortgage Association Pool 3188, 6.500%, 1/20/2032	27,685
42,799	Government National Mortgage Association Pool 3239, 6.500%, 5/20/2032	48,667
1,176	Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	1,318
4,033	Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	4,655
7,254	Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	8,240
458	Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	529
459	Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	521
10,141	Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	11,491
8,859	Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	10,063
1,659	Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	1,910
10,715	Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	12,310
10,098	Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	11,394
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $651,165)	711,849
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		MUNICIPAL – 0.0%
		Illinois – 0.0%
$90,000		Chicago, IL Metropolitan Water Reclamation District, Direct Payment Taxable Limited GO Build America Bonds, 5.720%, 12/01/2038 (IDENTIFIED COST $90,000)	108,180
		U.S. Treasury – 9.0%
3,108,030	[5]	U.S. Treasury Inflation-Protected Bond, 2.125%, 2/15/2041	4,174,473
1,761,603		U.S. Treasury Inflation-Protected Note, 0.625%, 7/15/2021	1,867,849
3,700,000	[5,6]	United States Treasury Bill, 0.010%, 2/16/2012	3,700,039
800,000	[5,6]	United States Treasury Bill, 0.015%, 2/23/2012	800,019
300,000	[5,6]	United States Treasury Bill, 0.030%, 3/22/2012	299,986
1,150,000	[5,6]	United States Treasury Bill, 0.050%, 3/15/2012	1,149,966
1,750,000		United States Treasury Bond, 3.750%, 8/15/2041	1,990,762
17,500,000		United States Treasury Note, 1.000%, 9/30/2016	17,565,214
		TOTAL U.S. TREASURY (IDENTIFIED COST $31,063,792)	31,548,308
		EXCHANGE-TRADED FUNDS – 10.3%
115,451		iShares Barclays Aggregate Bond Fund	12,628,031
500,837		iShares MSCI Emerging Market Index Fund	20,053,514
31,545		iShares MSCI Mexico Index Fund	1,735,921
31,323		iShares MSCI South Korea Index Fund	1,755,967
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $36,322,932)	36,173,433
		MUTUAL FUNDS – 27.6%[7]
46,964		Emerging Markets Fixed Income Core Fund	1,374,545
359,943		Federated InterContinental Fund, Institutional Shares	15,477,556
2,963,092		Federated Mortgage Core Portfolio	30,105,014
34,678,095	[8]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20%	34,678,095
477,108		Federated Project and Trade Finance Core Fund	4,751,998
1,660,062		High Yield Bond Portfolio	10,358,785
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $94,291,919)	96,745,993
		TOTAL INVESTMENTS — 99.4% (IDENTIFIED COST $337,101,703)[9]	348,382,755
		OTHER ASSETS AND LIABILITIES - NET — 0.6%[10]	2,055,881
		TOTAL NET ASSETS — 100%	$350,438,636

Annual Shareholder Report

At November 30, 2011, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[1] AEX Index Short Futures	22	$1,320,000	December 2011	$(38,799)
[1] IBEX 35 Index Short Futures	12	$1,014,060	December 2011	$(40,190)
[1] United States Treasury Bonds 30-Year Short Futures	20	$2,827,500	March 2012	$23,863
[1] United States Treasury Notes 2-Year Short Futures	55	$12,127,500	March 2012	$(11,811)
[1] ASX SPI 200 Index Long Futures	18	$1,851,300	December 2011	$(76,427)
[1] DAX Index Long Futures	39	$5,930,438	December 2011	$17,236
[1] FTSE 100 Index Long Futures	31	$1,702,830	December 2011	$15,584
[1] Russell 2000 Mini Index Long Futures	489	$36,024,630	December 2011	$657,596
[1] SGX MSCI Singapore Index Long Futures	47	$2,873,580	December 2011	$(9,764)
[1] S&P 500 Index Long Futures	28	$8,722,000	December 2011	$580,038
[1] S&P/TSE 60 Index Long Futures	17	$2,361,300	December 2011	$30,456
[1] TOPIX Index Long Futures	17	$123,675,000	December 2011	$(80,244)
[1] United States Treasury Notes 5-Year Long Futures	33	$4,047,141	March 2012	$1,217
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$1,068,755

Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2011, these restricted securities amounted to $5,510,277, which represented 1.6% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2011, these liquid restricted securities amounted to $4,651,506, which represented 1.3% of total net assets.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
5	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
6	Discount rate at time of purchase.
7	Affiliated holdings.
8	7-Day net yield.
9	The cost of investments for federal tax purposes amounts to $339,765,154.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds[1]	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$156,485,650	$ —	$ —	$156,485,650
International	3,704,792	—	—	3,704,792
Debt Securities:
Assets-Backed Securities	—	4,031,179	—	4,031,179
Collateralized Mortgage Obligations	—	3,951,081	—	3,951,081
Corporate Bonds	—	14,799,102	0[2]	14,799,102
Governments/Agencies	—	123,188	—	123,188
Mortgage-Backed Securities	—	711,849	—	711,849
Municipal	—	108,180	—	108,180
U.S. Treasury	—	31,548,308	—	31,548,308
Exchange-Traded Funds	36,173,433	—	—	36,173,433
Mutual Funds	91,993,995	4,751,998	—	96,745,993
TOTAL SECURITIES	$288,357,870	$60,024,885	$0	$348,382,755
OTHER FINANCIAL INSTRUMENTS[3]	$1,068,755	$ —	$ —	$1,068,755
1	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors.
2	Includes $15 of a security transferred from Level 2 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
3	Other financial instruments include futures contracts.

Annual Shareholder Report

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Corporate Bonds
Balance as of December 1, 2010	$0
Accrued discounts/premiums	1,360
Change in unrealized appreciation (depreciation)	(1,375)
Transfers into Level 3	15[1]
Balance as of November 30, 2011	$0
The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to investments still held at November 30, 2011.	$(1,375)
1	Transferred from Level 2 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.

The following acronyms are used throughout this portfolio:

MTN	— Medium Term Note
REITs	— Real Estate Investment Trusts
REMIC	— Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.87	$15.65	$13.11	$19.99	$20.55
Income From Investment Operations:
Net investment income	0.20[1]	0.19[1]	0.29	0.40	0.41
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.08	1.05	2.52	(4.91)	1.42
TOTAL FROM INVESTMENT OPERATIONS	0.28	1.24	2.81	(4.51)	1.83
Less Distributions:
Distributions from net investment income	(0.17)	(0.02)	(0.27)	(0.42)	(0.40)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(1.95)	(1.99)
TOTAL DISTRIBUTIONS	(0.17)	(0.02)	(0.27)	(2.37)	(2.39)
Net Asset Value, End of Period	$16.98	$16.87	$15.65	$13.11	$19.99
Total Return[2]	1.62%	7.91%	21.84%	(25.39)%	9.88%
Ratios to Average Net Assets:
Net expenses	1.25%[3]	1.25%[3]	1.25%[3]	1.25%[3]	1.25%[3]
Net investment income	1.14%	1.20%	2.00%	2.48%	2.07%
Expense waiver/reimbursement[4]	0.10%	0.21%	0.26%	0.19%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$178,971	$135,002	$149,696	$125,373	$195,687
Portfolio turnover	215%	184%	254%	190%	135%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.25%, 1.24%, 1.24%, 1.25% and 1.24% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.69	$15.61	$13.09	$19.96	$20.52
Income From Investment Operations:
Net investment income	0.06[1]	0.07[1]	0.15	0.26	0.25
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.08	1.03	2.55	(4.89)	1.43
TOTAL FROM INVESTMENT OPERATIONS	0.14	1.10	2.70	(4.63)	1.68
Less Distributions:
Distributions from net investment income	(0.05)	(0.02)	(0.18)	(0.29)	(0.25)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(1.95)	(1.99)
TOTAL DISTRIBUTIONS	(0.05)	(0.02)	(0.18)	(2.24)	(2.24)
Net Asset Value, End of Period	$16.78	$16.69	$15.61	$13.09	$19.96
Total Return[2]	0.80%	7.03%	20.86%	(25.97)%	9.05%
Ratios to Average Net Assets:
Net expenses	2.05%[3]	2.05%[3]	2.05%[3]	2.05%[3]	2.03%[3]
Net investment income	0.33%	0.42%	1.23%	1.72%	1.31%
Expense waiver/reimbursement[4]	0.12%	0.21%	0.26%	0.17%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$30,424	$14,541	$20,151	$21,637	$41,365
Portfolio turnover	215%	184%	254%	190%	135%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.05%, 2.04%, 2.04%, 2.05% and 2.03% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.62	$15.55	$13.04	$19.90	$20.47
Income From Investment Operations:
Net investment income	0.06[1]	0.06[1]	0.18	0.26	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.09	1.03	2.51	(4.87)	1.42
TOTAL FROM INVESTMENT OPERATIONS	0.15	1.09	2.69	(4.61)	1.68
Less Distributions:
Distributions from net investment income	(0.05)	(0.02)	(0.18)	(0.30)	(0.26)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(1.95)	(1.99)
TOTAL DISTRIBUTIONS	(0.05)	(0.02)	(0.18)	(2.25)	(2.25)
Net Asset Value, End of Period	$16.72	$16.62	$15.55	$13.04	$19.90
Total Return[2]	0.90%	6.99%	20.86%	(25.98)%	9.05%
Ratios to Average Net Assets:
Net expenses	2.02%[3]	2.05%[3]	2.05%[3]	2.05%[3]	2.00%[3]
Net investment income	0.36%	0.40%	1.18%	1.66%	1.30%
Expense waiver/reimbursement[4]	0.10%	0.17%	0.21%	0.16%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$52,187	$36,415	$28,278	$20,603	$26,572
Portfolio turnover	215%	184%	254%	190%	135%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.02%, 2.04%, 2.04%, 2.05% and 2.00% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class R Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.81	$15.68	$13.13	$20.02	$20.57
Income From Investment Operations:
Net investment income	0.12[1]	0.11[1]	0.26	0.30	0.33
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.09	1.04	2.50	(4.90)	1.43
TOTAL FROM INVESTMENT OPERATIONS	0.21	1.15	2.76	(4.60)	1.76
Less Distributions:
Distributions from net investment income	(0.10)	(0.02)	(0.21)	(0.34)	(0.32)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(1.95)	(1.99)
TOTAL DISTRIBUTIONS	(0.10)	(0.02)	(0.21)	(2.29)	(2.31)
Net Asset Value, End of Period	$16.92	$16.81	$15.68	$13.13	$20.02
Total Return[2]	1.23%	7.32%	21.30%	(25.76)%	9.44%
Ratios to Average Net Assets:
Net expenses	1.68%[3]	1.74%[3]	1.75%[3]	1.75%[3]	1.70%[3]
Net investment income	0.71%	0.71%	1.41%	1.93%	1.55%
Expense waiver/reimbursement[4]	0.10%	0.14%	0.18%	0.14%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$54,878	$53,749	$47,254	$18,947	$16,070
Portfolio turnover	215%	184%	254%	190%	135%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.68%, 1.73%, 1.74%, 1.75% and 1.70% for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended 11/30/2009[1]
	2011	2010
Net Asset Value, Beginning of Period	$16.91	$15.65	$14.06
Income From Investment Operations:
Net investment income	0.24[2]	0.23[2]	0.13
Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions	0.10	1.05	1.56
TOTAL FROM INVESTMENT OPERATIONS	0.34	1.28	1.69
Less Distributions:
Distributions from net investment income	(0.21)	(0.02)	(0.10)
Net Asset Value, End of Period	$17.04	$16.91	$15.65
Total Return[3]	1.99%	8.16%	12.07%
Ratios to Average Net Assets:
Net expenses	0.95%[4]	1.00%[4]	1.00%[4,5]
Net investment income	1.40%	1.47%	1.91%[5]
Expense waiver/reimbursement[6]	0.10%	0.19%	0.13%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,979	$12,421	$2,776
Portfolio turnover	215%	184%	254%[7]
1	Reflects operations for the period from June 12, 2009 (date of initial investment) to November 30, 2009.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.95%, 0.99% and 1.00% for the years ended November 30, 2011 and 2010 and for the period ended November 30, 2009, respectively, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2009.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $96,745,993 of investments in affiliated holdings (Note 5) (identified cost $337,101,703)		$348,382,755
Cash		590
Income receivable		634,547
Receivable for investments sold		12,301,479
Receivable for shares sold		512,562
Receivable for daily variation margin		2,734,294
Other receivables		7,499
TOTAL ASSETS		364,573,726
Liabilities:
Payable for investments purchased	$13,449,989
Payable for shares redeemed	412,442
Payable for Directors'/Trustees' fees	934
Payable for distribution services fee (Note 5)	61,813
Payable for shareholder services fee (Note 5)	48,422
Accrued expenses	161,490
TOTAL LIABILITIES		14,135,090
Net assets for 20,708,755 shares outstanding		$350,438,636
Net Assets Consist of:
Paid-in capital		$358,484,125
Net unrealized appreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency		12,354,307
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(20,934,312)
Undistributed net investment income		534,516
TOTAL NET ASSETS		$350,438,636
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($178,970,510 ÷ 10,537,876 shares outstanding), no par value, unlimited shares authorized	$16.98
Offering price per share (100/94.50 of $16.98)	$17.97
Redemption proceeds per share	$16.98
Class B Shares:
Net asset value per share ($30,424,473 ÷ 1,812,599 shares outstanding), no par value, unlimited shares authorized	$16.78
Offering price per share	$16.78
Redemption proceeds per share (94.50/100 of $16.78)	$15.86
Class C Shares:
Net asset value per share ($52,187,499 ÷ 3,120,787 shares outstanding), no par value, unlimited shares authorized	$16.72
Offering price per share	$16.72
Redemption proceeds per share (99.00/100 of $16.72)	$16.55
Class R Shares:
Net asset value per share ($54,877,570 ÷ 3,243,628 shares outstanding), no par value, unlimited shares authorized	$16.92
Offering price per share	$16.92
Redemption proceeds per share	$16.92
Institutional Shares:
Net asset value per share ($33,978,584 ÷ 1,993,865 shares outstanding), no par value, unlimited shares authorized	$17.04
Offering price per share	$17.04
Redemption proceeds per share	$17.04

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends (including $2,807,600 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $503)		$5,110,047
Interest		1,400,249
Investment income allocated from affiliated partnership (Note 5)		334,617
TOTAL INCOME		6,844,913
Expenses:
Investment adviser fee (Note 5)	$1,891,512
Administrative fee (Note 5)	310,000
Custodian fees	45,941
Transfer and dividend disbursing agent fees and expenses (Note 2)	643,783
Directors'/Trustees' fees	12,307
Auditing fees	26,798
Legal fees	6,641
Portfolio accounting fees	164,801
Distribution services fee (Note 5)	712,529
Shareholder services fee (Note 5)	510,174
Account administration fee (Note 2)	1,873
Share registration costs	75,573
Printing and postage	81,958
Insurance premiums	4,500
Miscellaneous	13,273
TOTAL EXPENSES	4,501,663
Annual Shareholder Report

Statement of Operations — continued
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(226,828)
Waiver of administrative fee (Note 5)	(62,132)
Reimbursement of transfer and dividend disbursing agent fees and expenses (Note 2) and (Note 5)	(3,077)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(1,381)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		$(293,418)
Net expenses			$4,208,245
Net investment income			2,636,668
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $2,704,559 on sales of investments in affiliated holdings) (Note 5)			17,691,685
Net realized loss on futures contracts			(3,949,482)
Net realized loss on swap contracts			(30,182)
Net realized gain/loss allocated from affiliated partnership (Note 5)			19,376
Realized gain distribution from affiliated investment company shares (Note 5)			3,387
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(15,314,213)
Net change in unrealized appreciation of futures contracts			(273,904)
Net change in unrealized appreciation of swap contracts			(20,815)
Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions			(1,874,148)
Change in net assets resulting from operations			$762,520

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,636,668	$2,349,778
Net realized gain on investments including allocation from affiliated partnership, futures contracts, swap contracts and foreign currency transactions	13,734,784	13,571,566
Net change in unrealized appreciation/depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	(15,608,932)	2,048,902
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	762,520	17,970,246
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,428,758)	(158,051)
Class B Shares	(37,916)	(21,313)
Class C Shares	(119,915)	(30,767)
Class R Shares	(320,921)	(50,986)
Institutional Shares	(296,237)	(2,951)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,203,747)	(264,068)
Share Transactions:
Proceeds from sale of shares	93,989,914	81,404,043
Proceeds from shares issued in connection with the tax-free transfer of assets from EquiTrust Series Fund, Inc. – Managed Portfolio	38,811,344	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	47,084,636	—
Net asset value of shares issued to shareholders in payment of distributions declared	2,058,339	249,752
Cost of shares redeemed	(82,191,116)	(95,388,857)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	99,753,117	(13,735,062)
Change in net assets	98,311,890	3,971,116
Net Assets:
Beginning of period	252,126,746	248,155,630
End of period (including undistributed net investment income of $534,516 and $100,423, respectively)	$350,438,636	$252,126,746

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2011

1. ORGANIZATION

Federated Asset Allocation Fund (formerly, Federated Stock and Bond Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

On July 15, 2011, the Fund acquired all of the net assets of EquiTrust Series Fund, Inc. – Managed Portfolio (the “Managed Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Managed Portfolio's shareholders on July 15, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Managed Portfolio was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on December 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2011, are as follows:

Net investment income*	$2,944,550
Net realized and unrealized gain on investments	$892,424
Net increase in net assets resulting from operations	$3,836,974
*	Net investment income includes $28,844 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings from Managed Portfolio that has been included in the Fund's Statement of Operations as of November 30, 2011.

For every one share of EquiTrust Series Fund, Inc. – Managed Portfolio Class A Shares exchanged, a shareholder received 0.830 shares of Federated Asset Allocation Fund Class A Shares.

For every one share of EquiTrust Series Fund, Inc. – Managed Portfolio Class B Shares exchanged, a shareholder received 0.829 shares of Federated Asset Allocation Fund Class A Shares..

For every one share of EquiTrust Series Fund, Inc. – Managed Portfolio Class I Shares exchanged, a shareholder received 0.832 shares of Federated Asset Allocation Fund Institutional Shares.

Annual Shareholder Report

The Fund received net assets from the Managed Portfolio as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	EquiTrust Series Fund, Inc. – Managed Portfolio Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,115,649	$38,811,344	$5,446,437	$287,321,994	$326,133,338
1	Unrealized Appreciation is included in the EquiTrust Series Fund, Inc. – Managed Portfolio Net Assets Received amount shown above.

On November 18, 2011, the Fund acquired all of the net assets of Federated Balanced Allocation Fund (“Balanced Allocation Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by Balanced Allocation Fund's shareholders on November 18, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Balanced Allocation Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on December 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2011, are as follows:

Net investment income*	$3,210,730
Net realized and unrealized loss on investments	$(4,447,108)
Net decrease in net assets resulting from operations	$(1,236,378)
*	Net investment income includes $33,061 of pro forma additional expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings from the Balanced Allocation Fund that has been included in the Fund's Statement of Operations as of November 30, 2011.

For every one share of Federated Balanced Allocation Fund Class A Shares exchanged, a shareholder received 0.458 shares of Federated Asset Allocation Fund Class A Shares.

For every one share of Federated Balanced Allocation Fund Class B Shares exchanged, a shareholder received 0.463 shares of Federated Asset Allocation Fund Class B Shares.

For every one share of Federated Balanced Allocation Fund Class C Shares exchanged, a shareholder received 0.464 shares of Federated Asset Allocation Fund Class C Shares.

Annual Shareholder Report

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	Federated Balanced Allocation Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,837,329	$47,084,636	$(940,849)	$299,478,224	$346,562,860
1	Unrealized Depreciation is included in the Federated Balanced Allocation Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those Annual Shareholder Report terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. For the year ended November 30, 2011, transfer and dividend disbursing agent fees and account administration fees for the Fund were as follows:

	Transfer and Dividend Disbursing Agent Fees Incurred	Transfer and Dividend Disbursing Agent Fees Reimbursed	Account Administration Fees Incurred
Class A Shares	$278,088	$(268)	$1,873
Class B Shares	37,561	(2,809)	—
Class C Shares	88,820	—	—
Class R Shares	205,416	—	—
Institutional Shares	33,898	—	—
TOTAL	$643,783	$(3,077)	$1,873

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Annual Shareholder Report

Premium and Discount Amortization/ Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 5, 2008, the Fund's domicile and form of organization changed from a Maryland corporation to a Massachusetts business trust. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland, the Commonwealth of Massachusetts and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number Annual Shareholder Report of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities and periodic payments are reported as Net realized gain (loss) on swap contracts in the Statement of Operations.

At November 30, 2011, the Fund had no outstanding swap contracts.

The average notional amount of credit default swap contracts held by the Fund throughout the period was $5,769,231. This is based on amounts held as of each month-end throughout the fiscal period.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

The average notional value of long and short futures contracts held by the Fund throughout the period was $954,915,014 and $51,371,700, respectively. This is based on amounts held as of each month-end throughout the fiscal period.

Foreign Exchange Contracts

The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2011, the Fund had no outstanding foreign exchange contracts.

Annual Shareholder Report

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $524,396 and $616,228, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at November 30, 2011, is as follows:

Security	Acquisition Date	Cost	Market Value
SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1.000%, 1/28/2027	2/4/1998	$10,638	$3,318
Union Central Life Ins. Co., Note, Series 144A, 8.200%, 11/1/2026	3/31/1999	$790,785	$855,453
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$13,269
Equity contracts	Receivable for daily variation margin	1,055,486
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,068,755*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures	Forward Currency Contracts	Total
Interest rate contracts	$ —	$(258,582)	$ —	$(258,582)
Equity contracts	—	(3,690,900)	—	(3,690,900)
Foreign exchange contracts	—	—	25,267	25,267
Credit contracts	(30,182)	—	—	(30,182)
TOTAL	$(30,182)	$(3,949,482)	$25,267	$(3,954,397)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures	Forward Currency Contracts	Total
Interest rate contracts	$ —	$24,547	$ —	$24,547
Equity contracts	—	(298,451)	—	(298,451)
Foreign exchange contracts	—	—	121,872	121,872
Credit contracts	(20,815)	—	—	(20,815)
TOTAL	$(20,815)	$(273,904)	$121,872	$(172,847)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,337,660	$23,774,223	1,596,436	$25,454,229
Proceeds from shares issued in connection with the tax-free transfer of assets from EquiTrust Series Fund, Inc. – Managed Portfolio	1,577,835	28,921,182	—	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	1,350,455	22,566,209	—	—
Shares issued to shareholders in payment of distributions declared	73,944	1,308,770	9,189	147,485
Shares redeemed	(1,806,457)	(31,813,375)	(3,164,818)	(50,212,436)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,533,437	$44,757,009	(1,559,193)	$(24,610,722)
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	247,806	$4,331,709	169,159	$2,692,461
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	1,033,347	17,052,529	—	—
Shares issued to shareholders in payment of distributions declared	1,959	34,229	1,269	20,305
Shares redeemed	(341,857)	(5,977,413)	(589,834)	(9,303,277)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	941,255	$15,441,054	(419,406)	$(6,590,511)
Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,520,024	$26,471,042	1,210,690	$19,095,474
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Balanced Allocation Fund	453,527	7,465,898	—	—
Shares issued to shareholders in payment of distributions declared	6,437	111,954	1,789	28,514
Shares redeemed	(1,049,773)	(18,257,084)	(840,318)	(13,222,025)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	930,215	$15,791,810	372,161	$5,901,963
Annual Shareholder Report

Year Ended November 30	2011		2010
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	1,300,655	$22,905,244	1,528,082	$24,410,879
Shares issued to shareholders in payment of distributions declared	17,893	315,875	3,172	50,979
Shares redeemed	(1,272,576)	(22,471,555)	(1,348,117)	(21,519,233)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	45,972	$749,564	183,137	$2,942,625
Year Ended November 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	922,359	$16,507,696	628,146	$9,751,000
Proceeds from shares issued in connection with the tax-free transfer of assets from EquiTrust Series Fund, Inc. – Managed Portfolio	537,814	9,890,162	—	—
Shares issued to shareholders in payment of distributions declared	16,302	287,511	154	2,469
Shares redeemed	(217,024)	(3,671,689)	(71,264)	(1,131,886)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,259,451	$23,013,680	557,036	$8,621,583
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	5,710,330	$99,753,117	(866,265)	$(13,735,062)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership income reclassifications, swap income reclassifications, discount accretion/premium amortization on debt securities, capital loss carryforwards and wash sales adjustments resulting from fund mergers.

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$11,778,600	$1,172	$(11,779,772)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$2,203,747	$264,068
Annual Shareholder Report

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$529,727
Net unrealized appreciation	$8,401,493
Capital loss carryforwards	$(16,976,709)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments, defaulted bond interest and discount accretion/premium amortization on debt securities.

At November 30, 2011, the cost of investments for federal tax purposes was $339,765,154. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates, outstanding foreign currency commitments and futures contracts was $8,617,601. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,734,295 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,116,694.

At November 30, 2011, the Fund had a capital loss carryforward of $16,976,709 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$4,604,942
2016	$3,858,203
2017	$4,305,770
2018	$4,207,794

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund used capital loss carryforwards of $14,014,342 to offset taxable capital gains realized during the year ended November 30, 2011.

As a result of the tax-free transfer of assets from Federated Target ETF Fund 2015, Federated Target ETF Fund 2025, Federated Target ETF Fund 2035, EquiTrust Series, Inc. – Managed Portfolio and Federated Balanced Allocation Fund, certain capital loss carryforwards listed above may be limited.

Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the Adviser voluntarily waived $67 of its fee. In addition, for the year ended November 30, 2011, an affiliate of the adviser reimbursed $3,077 of transfer and dividend disbursing agent fees and expenses.

Certain of the Fund's assets are managed by Federated Investment Management Company (FIMCO) (the “Sub-Adviser”). Prior to April 1, 2011, certain of the Fund's assets were managed by Federated Equity Management Company of Pennsylvania (FEMCOPA). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2011, FIMCO and FEMCOPA earned fees of $327,977 and $242,559, respectively.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the net fee paid to FAS was 0.086% of average daily net assets of the Fund. FAS waived $62,132 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC.

Annual Shareholder Report

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution services fees for the Fund were as follows:

Distribution Services Fees Incurred
Class B Shares	$110,296
Class C Shares	322,786
Class R Shares	279,447
TOTAL	$712,529

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC retained $43,940 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $18,799 in sales charges from the sale of Class A Shares. FSC also retained $8,788 of CDSC relating to redemptions of Class B Shares and $578 relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,828 of Service Fees for the year ended November 30, 2011. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$366,296
Class B Shares	36,765
Class C Shares	107,113
TOTAL	$510,174
Annual Shareholder Report

For the year ended November 30, 2011, FSSC received $23,530 of fees paid by the Fund. For the year ended November 30, 2011, the Institutional Shares did not incur a Service Fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, but excluding expenses allocated from affiliated partnerships) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 2.05%, 2.05%, 1.75% and 1.00% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Interfund Transactions

During the year ended November 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $281,423,998 and $287,422,221, respectively.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $226,761. Transactions involving the affiliated holdings during the year ended November 30, 2011, were as follows:

	Emerging Markets Fixed Income Core Fund	Federated InterContinental Fund, Institutional Shares	Federated Mid Cap Growth Strategies Fund, Institutional Shares	Federated Mortgage Core Portfolio
Balance of Shares Held 11/30/2010	189,860	276,859	401,648	923,667
Purchases/Additions	47,411	83,084	—	2,535,612
Sales/Reductions	190,307	—	401,648	496,187
Balance of Shares Held 11/30/2011	46,964	359,943	—	2,963,092
Value	$1,374,545	$15,477,556	$ —	$30,105,014
Dividend Income/Allocated Investment Income	$334,617	$115,423	$ —	$759,708
Capital Gain Distributions/ Allocated Net Realized Gain	$19,376	—	—	—
Annual Shareholder Report

	Federated Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2010	33,132,233	305,951	2,802,841	38,033,059
Purchases/Additions	233,135,404	171,157	3,216,886	239,189,554
Sales/Reductions	231,589,542	—	4,359,665	237,037,349
Balance of Shares Held 11/30/2011	34,678,095	477,108	1,660,062	40,185,264
Value	$34,678,095	$4,751,998	$10,358,785	$96,745,993
Dividend Income/Allocated Investment Income	$103,448	$180,239	$1,648,782	$3,142,217
Capital Gain Distributions/ Allocated Net Realized Gain	—	$3,387	—	$22,763

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2011, the Fund's expenses were reduced by $1,381 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$455,833,965
Sales	$468,433,844

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

Annual Shareholder Report

10. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2011, 70.2% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2011, 63.4% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF Federated Asset Allocation fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Asset Allocation Fund (the “Fund”) (formerly, Federated Stock and Bond Fund), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Asset Allocation Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 23, 2012

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$918.10	$6.01
Class B Shares	$1,000	$914.30	$9.84
Class C Shares	$1,000	$914.60	$9.79
Class R Shares	$1,000	$916.70	$8.12
Institutional Shares	$1,000	$919.90	$4.57
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.80	$6.33
Class B Shares	$1,000	$1,014.79	$10.35
Class C Shares	$1,000	$1,014.84	$10.30
Class R Shares	$1,000	$1,016.60	$8.54
Institutional Shares	$1,000	$1,020.31	$4.81
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.25%
Class B Shares	2.05%
Class C Shares	2.04%
Class R Shares	1.69%
Institutional Shares	0.95%
Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: December 1956	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: November 1998	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: November 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: November 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: November 1998	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1969	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1976	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

federated asset allocation fund (the “Fund”)

(formerly, Federated Stock and Bond Fund)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2011. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Annual Shareholder Report

Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Annual Shareholder Report funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the Evaluation, the Fund's performance for the three and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

Annual Shareholder Report

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Asset Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31422C108
Cusip 31422C207
Cusip 31422C306
Cusip 31422C405
Cusip 31422C504

G01454-01 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $27,000

Fiscal year ended 2010 - $26,250

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $48

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $4,855 and $0 respectively. Fiscal year ended 2011 - Audit consent fees for N-14 merger documents.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011– 0%

Fiscal year ended 2010- 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011– 0%

Fiscal year ended 2010– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011– 0%

Fiscal year ended 2010– 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011- $10,327

Fiscal year ended 2010- $37,133

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Asset Allocation Fund

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012